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                                                                   EXHIBIT 10.29

                  SECOND AMENDMENT TO PRE-NEGOTIATION AGREEMENT

                  THIS SECOND AMENDMENT TO PRE-NEGOTIATION AGREEMENT dated as of November 26, 2002 (this "Second Amendment"), by and among AKORN, INC., a Louisiana corporation ("Akorn"), AKORN (NEW JERSEY), INC., an Illinois corporation ("Akorn NJ") (Akorn and Akorn NJ being sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Lender");

                                   WITNESSETH:

                  WHEREAS, the parties heretofore entered into the Pre-Negotiation Agreement dated as of September 20, 2002, as amended by the First Amendment dated as of October 18, 2002 (the "Prior Agreement"); and

                  WHEREAS, the Borrowers have requested (i) an amendment to the definition of "Borrowing Base" and (ii) an amendment to Section 7.1 of the Prior Agreement;

                  WHEREAS, the Lender has agreed to the Borrowers' request, but only on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the covenants, agreements and acknowledgments contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  Section 1. Defined Terms. All capitalized terms used and not otherwise defined in this Second Amendment shall have the same meanings as in the Prior Agreement.

                  Section 2. Amendments.

                  2.1 Section 1.1 of the Prior Agreement is hereby amended by deleting the definition of "Borrowing Base".

                  2.2 Section 1.1 of the Prior Agreement is hereby amended by replacing the definitions of "Balance Sheet" and "Tranche B Commitment" with the following:

                  "Balance Sheet" shall mean, for purposes of Section 6.7, the Borrowers' consolidated balance sheet as of the end of the calendar month referred to therein.

                  "Tranche B Commitment" shall mean, at any time, the commitment of the Lender to make Tranche B Loans during the Forbearance Period, which commitment shall be equal to the lower of (a) the difference between (i) the Existing Tranche A Amount and (ii) the aggregate amount of Tranche A Loans outstanding at such time and (b) $1,750,000.

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                  2.3 Section 6.7 of the Prior Agreement is hereby amended by deleting clause (k) thereof.

                  2.4 Exhibit A attached to the Prior Agreement is hereby amended by deleting paragraph (C) thereof and Annex I thereto.

                  Section 3. Pre-Negotiation Agreement and Documents to Remain In Effect; Confirmation of Obligations; References. Except as expressly modified and amended by this Second Amendment, the Prior Agreement shall remain in full force and effect as originally executed and delivered by the parties. In order to induce the Lender to enter into this Second Amendment, the Borrowers hereby
(i) confirm and reaffirm all of their obligations under the Documents, as modified and amended as described above and under the Pre-Negotiation Agreement, as modified and amended as described above; (ii) acknowledge and agree that the Lender, by entering into this Second Amendment, does not waive any existing or future default or event of default under any of the Documents or the Prior Agreement, or any rights, powers or remedies under any of the Documents or the Pre-Negotiation Agreement; (iii) acknowledge and agree that the Lender has not heretofore waived any Borrowing Condition Failure, or any rights or remedies under any of the Documents or the Prior Agreement; and (iv) acknowledge that they do not have any defense, set-off or counterclaim to the payment or performance of any of their obligations under the Documents or the Prior Agreement, as amended hereby. All references to the Prior Agreement shall henceforth be deemed to refer to the Prior Agreement as modified by this Second Amendment and as hereafter modified by any amendment, modification or supplement thereto.

                  Section 4. Confirmation of Certifications, Representations and Warranties. In order to induce the Lender to enter into this Second Amendment the Borrowers hereby certify, represent and warrant to the Lender that, except as otherwise disclosed to the Lender in writing prior to the date hereof, including in the Pre-Negotiation Agreement arid in the Exhibits and Schedules attached thereto and/or in documents submitted to the Lender prior to the date hereof (including, but not limited to, any and all financial statements and reports, budgets, statements of cash flow and governmental reports and filings) (collectively referred to herein as "Disclosures"), all certifications, representations and warranties contained in the Documents and in the Pre-Negotiation Agreement and in all certificates heretofore delivered to the Lender are true and correct as of the date hereof in all material respects, and, subject to such Disclosures, all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Second Amendment.

                  Section 5. RELEASE. EACH BORROWER ON BEHALF OF ITSELF AND ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, PRINCIPALS, SHAREHOLDERS, BENEFICIARIES, OFFICERS, MANAGERS, DIRECTORS, AGENTS, REPRESENTATIVES, ADVISORS, EMPLOYEES AND ATTORNEYS, HEREBY JOINTLY AND SEVERALLY RELEASES, WAIVES AND FOREVER DISCHARGES EACH OF THE LENDER AND ITS AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, PRINCIPALS, SHAREHOLDERS, BENEFICIARIES, OFFICERS, MANAGERS, DIRECTORS, AGENTS, REPRESENTATIVES, ADVISORS, EMPLOYEES AND ATTORNEYS OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTIONS, SUITS, DISPUTES, CLAIMS, COUNTERCLAIMS




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AND/OR LIABILITIES, CROSS CLAIMS, DEFENSES THAT ARE KNOWN OR UNKNOWN, SUSPECTED
OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE, AT LAW OR IN EQUITY, BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, RELATIONSHIPS OR DEALINGS WITH OR LOANS MADE TO THE BORROWERS PURSUANT TO THE LOAN DOCUMENTS AND/OR THE PRIOR AGREEMENT PRIOR TO THE EFFECTIVENESS HEREOF.

                  Section 6. Entire Agreement. This Second Amendment sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Second Amendment, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Second Amendment other than as are herein set forth.

                  Section 7. Successors. This Second Amendment shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.

                  Section 8. Severability. In the event any provision of this Second Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  Section 9. Amendments, Changes and Modifications. This Second Amendment may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto:

                  Section 10. Construction.

                  (a) The words "hereof," "herein," and "hereunder," and other words of a similar import refer to this Second Amendment as a whole and not to the individual Sections in which such terms are used.

                  (b) References to Sections and other subdivisions of this Second Amendment are to the designated Sections and other subdivisions of this Second Amendment as originally executed.

                  (c) The headings of this Second Amendment are for convenience only and shall not define or limit the provisions hereof.

                  (d) Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.

                  (e) Each party to this Second Amendment and legal counsel for each party have participated in the drafting of this Second Amendment, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Second Amendment.



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                  Section 11. Execution of Counterparts. This Second Amendment
may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  Section 12. Governing Law. This Second Amendment shall be governed by and be construed and enforced in accordance with the laws of the State of Illinois.

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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


Address for Notices:                         AKORN, INC.

2500 Millbrook Drive
Buffalo Grove, IL  60089
Attention: Chief Financial Officer           By
Telecopier No.: (847) 279-6191                 ---------------------------------
Telephone No.: (847) 279-6100                  Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                             AKORN (NEW JERSEY), INC.



                                             By
                                                --------------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------

50 South LaSalle Street                      THE NORTHERN TRUST COMPANY
Chicago, Illinois  60675
Attention:  Olga Georgiev
Telecopier No.: (312) 630-6105
Telephone No.: (312) 444-2438                By
                                                --------------------------------
With a copy to                                  Name:
                                                     ---------------------------
White & Case LLP                               Title:
200 S. Biscayne Blvd., Suite 4900                     --------------------------
Miami, FL  33131
Attention: John K. Cunningham, Esq.



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